Exhibit 99.1

Sovereign Bancorp, Inc. Merrill Lynch Banking and Financial Services Conference November 13, 2007

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services We refer you to our reports filed unto the SEC under the Securities Exchange Act of 1934 for a more detailed explanation of the factors and the risks facing our business

Overview of Sovereign

An Exceptional Franchise Serving the Northeastern United States 19th largest bank in U.S. with $87 billion in assets at September 30, 2007 750 offices & over 2,300 ATM's Approx. 12,000 team members Source: SNL DataSource. Market share as of June 2007. 5 Largest MSA's in Northeast U.S.

Sovereign's Growth - A Combination of Organic Growth and Acquisitions Deposits ($ in billions) Assets ($ in billions) $9.5 $8.7 $12.0 $24.5 $23.3 $26.9 $27.3 $32.6 $38.0 $52.4 $12.3 $15.3 $17.7 $21.9 $26.6 $33.5 $35.5 $39.6 $43.5 $54.5 $63.7 $89.6 Organic CAGR 5.7% CAGR 19.7% Organic CAGR 9.4% CAGR 19.3% Source: Wall Street Research, Company data

Sovereign's Vision and Strategy Vision To be recognized by customers and prospects as a customer-centric local community bank with large bank capabilities Strategy To acquire and retain customers by: Demonstrating convenience through our locations, technology and business approach Offering innovative and easy-to-use products and services Providing high-quality customer service that is both responsive and flexible

America's Neighborhood Bank sm

Sovereign's Business Model Increased emphasis on core commercial and consumer, franchise based businesses; Sovereign does not have any lending units whose principal focus is on sub-prime lending Core Commercial: Commercial Real Estate Mini Perm Conduit C&I Lending Business Banking Branch Business Banking SBA Centralized strategy with a de-centralized delivery structure Community Banking delivery model, each with a Market CEO Local decision making by experienced commercial/retail bankers Core Consumer (within footprint): Home Equity Lending Residential Mortgage Retail Banking

Specialty Businesses - Regional and National Auto Finance Dealer Floor Plan Indirect Auto Aviation Finance Multi-Family/CRE Health Care/Not-For-Profit Asset Based Lending Business Alliance Capital Corp. Franchise Finance Capital Markets Cash Management Equipment Finance/Leasing Trade Finance Retail Finance Sports Lending

Strategic Alliances CVS/Cardtronics Over 1,100 ATMs installed to date Over 500,000 transactions monthly First Data Corp. Sovereign Merchant Services Dedicated sales force in excess of 100 44,000 processing merchants ADP Sovereign Payroll Services Dedicated sales force of approximately 225 American Express - OPEN Customer Rewards Program Official card issuer

Improve productivity and expense management Improve the capital position and quality of earnings Improve the customer experience Improve communications with all stakeholders - Objectives for 2007 Execute on four key initiatives to deliver improved quality of earnings, provide greater transparency and understanding of Sovereign's businesses and strategy, and better position Sovereign for sustainable growth Progress to date on four initiatives: +

Improving Productivity and Expense Management

Expense Reduction Initiative Primary focus on: Functional redundancies and operating inefficiencies Products/business lines not meeting profit or strategic goals Leverage economies of scale with vendor supply and service contracts Capacity utilization and expenses associated with facilities Consolidation of departments Optimization of retail delivery channels While minimizing impact on customer facing activities and organic revenue generation ~$100 million of expense reductions reflected in 3Q07 G&A expense run rate partially offset by reinvestment in the core franchise

Capital Re-investment in Core Businesses to Continue Sovereign will continue to invest in core commercial and consumer businesses as well as targeted specialty businesses Sovereign will continue to make investments to improve the customer experience Comprehensive review of all bank information systems recently completed Improvements being made on front-end systems to reduce account opening time More incentives focused on sales and service Revitalization of Community Banking Offices Sovereign intends to direct greater marketing resources toward deposit products in 2007 and 2008 Sovereign plans to open/relocate up to 40 new community banking offices in more desirable demographics over the next 2 years - 17 in 2007 and up to 20 in 2008

Improving Capital Position and Quality of Earnings

Improved Loan Mix - Result of Balance Sheet Restructuring Period-end balances December 31, 2006 1Q07 Loan Sales: $3.3 billion correspondent home equity loans $2.5 billion purchased residential mortgages $1.3 billion multi-family loans Total Commercial Loans 48.7% Total Consumer Loans 51.3% Total Commercial Loans 52.3% Total Consumer Loans 47.7% September 30, 2007

Period-end balances December 31, 2006 September 30, 2007 Improved Deposit Mix - Less Reliance on Wholesale Deposits Total Deposits $52.4 bn @ 3.14% Excluding Wholesale $40.0 bn @ 2.50% Total Deposits $50.0 bn @ 3.21% Excluding Wholesale $40.6 bn @ 2.78%

Restoring Capital Levels Sovereign Bancorp, Inc. * Capital ratios were negatively impacted due to the need to temporarily hold an additional $4.5 billion of cash and investments over quarter-end to maintain compliance with a regulatory guideline. Tangible ratios negatively impacted by 22 bps and Tier 1 leverage by 35 bps as a result of this requirement. *

Less Reliance on Wholesale Assets Wholesale assets includes investments and purchased loans. 3Q07 excludes $4.5 billion of cash and investments temporarily held over quarter end to maintain compliance with a regulatory guideline. $ in millions

Benefits of Restructuring Repositioned Sovereign for sustainable growth in core earnings long-term Improved risk profile of balance sheet Improved capital levels Provided investment capital to support organic growth Reduced reliance on purchased assets and wholesale funding, improved quality of balance sheet and income statement Enabled management to fully focus attention on building core competencies

Improving The Customer Experience

Tactical Plans to Improve Customer Experience Rationalize product set Rolled out customer switching services across franchise Upgraded commercial online banking system Streamlined retail product set by half in first quarter - 10 checking products to 5 Converted over 400,000 grandfathered accounts to increase balance retention Optimize sales process During the fourth quarter of 2007, rolled out pilot program focused on: Measurable improvement in sales productivity and sales management practices Increasing customer acquisition, development and retention Implement coordinated, aggressive balance-building campaigns Align advertising, incentives, and communication in support of core deposit growth goals Optimize effectiveness of the advertising spend by re-allocating across geographies Centralized strategy for product development, pricing, etc. with decentralized delivery model

Improving Communications with all Stakeholders

Improving Communication Management's responsibility is to share with all key constituents information that is timely, accurate, consistent and concise Key constituents include: Team Members Shareholders Analysts Customers Changes to date - Financial Disclosures: Operating earnings definition Capital ratios streamlined More credit quality detail (C&I, CRE) More deposit detail (wholesale vs. core) Community leaders Advisory groups Regulators Rating agencies

Residential Mortgages - As of September 30, 2007 Total Residential Mortgages Total Residential Mortgages Outstanding Balance $14.0 billion Weighted Average FICO 736 Weighted Average LTV 53.3% Fixed Rate Adjustable Rate 69% 31% >91% 5% 80% to 90% 6% 51% to 79% 72% <50% 17% >741 44% 681 to 740 36% 621 to 680 17% <620 3% LTV Distribution FICO Distribution Alt - A Mortgages Alt - A Mortgages Outstanding Balance $2.8 billion Weighted Average FICO 721 Weighted Average LTV 66.7% Fixed Rate Adjustable Rate 33% 67% >91% 2% 80% to 90% 9% 51% to 79% 76% <50% 13% >741 41% 681 to 740 45% 621 to 680 14% <620 0% LTV Distribution FICO Distribution 1 1 1 1 1 Statistics based on original loan amount and are as of time of origination for those loans that data were available.

Retained Correspondent HMEQ Retained Correspondent HMEQ Outstanding Balance $517 million Reserves/Discount $102 million Balance, net $415 million Weighted Average FICO 647 Weighted Average CLTV 83% First Lien Second Lien 71% 29% >91% 33% 80% to 90% 31% 51% to 79% 32% <50% 4% >741 23% 681 to 740 18% 621 to 680 20% <620 39% Home Equity Lending - As of September 30, 2007 Direct Home Equity Direct Home Equity Outstanding Balance $5.4 billion Weighted Average FICO 784 Weighted Average CLTV 61.0% Fixed Rate Loans Lines of Credit 68% 32% First Lien Second Lien 38% 62% >91% 4% 80% to 90% 22% 51% to 79% 44% <50% 30% >741 61% 681 to 740 27% 621 to 680 10% <620 2% CLTV Distribution FICO Distribution CLTV Distribution FICO Distribution 1 1 Statistics based on original loan amount and are as of time of origination for those loans that data were available. 2 Statistics based on current FICO for those loans that data were available. 3 In reaction to projected declines in housing values, increased delinquency and charge-off rates, reserves were increased on this portfolio by $47 million in the third quarter of 2007. 1 2 1 3

Indirect Auto - As of September 30, 2007 Indirect Auto Indirect Auto Outstanding Balance $6.9 billion Weighted Average FICO New Used 727 739 715 New Used 55% 45% In-footprint Out of Footprint 64% 36% >741 32% 681 to 740 41% 621 to 680 24% <620 2% FICO Distribution 1 1 Statistics based on original loan amount and are as of time of origination for those loans that data were available.

Indirect Auto Expansion Began originating in expansion markets in June of 2006 Experienced professionals managing markets Currently 36% of indirect auto loan outstandings Recently terminated relationships with approximately 90 auto dealers; these dealers represented a disproportionate percentage of defaults Increased allowance by $37 million in 3Q07 Potential to cross-sell into Dealer Floor Plan Sovereign Footprint Expansion Markets

Indirect Auto Underwriting 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 New 717 719 728 727 728 730 729 721 719 722 725 Used 699 694 703 702 709 710 712 705 702 704 702 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 New 0.3753 0.3842 0.3951 0.3971 0.4028 0.3936 0.3949 0.4005 0.4053 0.4028 0.4028 Used 0.3638 0.3608 0.37 0.3773 0.3766 0.3719 0.3724 0.384 0.3826 0.3748 0.3747 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 New 0.0699 0.0725 0.0729 0.0763 0.0779 0.0799 0.083 0.085 0.0865 0.0859 0.0857 Used 0.0826 0.0883 0.0877 0.0898 0.09 0.0918 0.095 0.0949 0.0965 0.097 0.0992

Indirect Loss Mitigation Initiatives Increase Tier 1 originations More than 70% of new volumes are now in Tier 1 compared to 60% in the beginning of the year Increase new vs. used mix Increase spread on Tiers 3 to 5 Reduce expansion market volumes Increase collections to sales communication Increase default resolution Origination Mix Origination Mix FICO Historic Current Tier 1 700-729 60% 74% Tier 2 675-699 18% 12% Tier 3 650-674 13% 9% Tier 4 620-649 8% 4% Tier 5 590-619 1% 1%

Credit Quality Trends 3Q06 4Q06 1Q07 2Q07 3Q07 East 0.0037 0.0035 0.0043 0.0042 0.0049 Non-Performing Loans to Loans Held for Investment 3Q06 4Q06 1Q07 2Q07 3Q07 East 0.0023 0.0029 0.0016 0.0018 0.0024 Annualized Net Charge-offs to Average Loans * 4Q06 net charge-offs exclude credit charges related to balance sheet restructuring of $390 million *

Annualized Net Charge-offs/ Average Loans Non-Performing Loans and Net Charge-offs Non-Performing Loans/ Total Loans Held for Investment

Strengthening Reserves 3Q06 4Q06 1Q07 2Q07 3Q07 East 0.0088 0.0088 0.009 0.0092 0.0114 Allowance to Total Loans 3Q06 4Q06 1Q07 2Q07 3Q07 East 3.9 2.6 5.2 5.1 4.8 Allowance to Net Charge-offs 3Q06 4Q06 1Q07 2Q07 3Q07 East 2.4 2.51 2.08 2.17 2.3 Allowance to Non-Performing Loans * 4Q06 net charge-offs exclude credit charges related to balance sheet restructuring of $390 million * x x x x x

What to Expect Going Forward Disciplined and focused approach to increasing the value of our core franchise Increase the rate of household and enterprise acquisition Increase the rate of cross selling and share of wallet Disciplined credit risk management practices Continued formation of a solid capital position Company-wide program to improve our sales culture Continued focus on operational excellence Better, faster and cheaper Continue to increase communications and transparency Both internally and externally

Appendix

Operating Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these excluded items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

One Non-GAAP Financial Measure Sovereign's management uses Operating Earnings, a non- GAAP measure, and the related per share amounts, in their analysis of the company. Management believes that Operating Earnings, as calculated by Sovereign: Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Is consistent with the SEC's publicly stated desire for fewer non- GAAP disclosures Operating Earnings represent net income adjusted for after- tax effects of merger-related and integration charges and any other non-recurring charges

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands)

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands) Quarter Ended

Sovereign Bancorp, Inc.